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                                                                    EXHIBIT 23.4



                                    CONSENT



     In accordance with Commission Rule 438 pursuant to the Securities Act of 1933, as amended, I hereby consent to the use of my name as a proposed Director of The Colonial BancGroup, Inc. ("BancGroup") as set forth in BancGroup's Form S-4 Registration Statement.



                                                                        /s/ JAMES L. HEWITT
                                                       -----------------------------------------------------
                                                                          James L. Hewitt



December 11, 1997